Exhibit 99.1

Everbridge Announces First Quarter 2024 Financial Results

BURLINGTON, Mass – May 9, 2024 – Everbridge, Inc. (Nasdaq: EVBG), the global leader in critical event management (CEM) and national public warning solutions, today announced its financial results for the first quarter ended March 31, 2024. Revenue for the first quarter was up 3% year-over-year to $111.4 million, and GAAP net loss was $(20.1) million, compared to $(14.6) million for the first quarter of 2023.

First Quarter 2024 Financial Highlights

•
Total revenue was $111.4 million, an increase of 3% compared to $108.3 million for the first quarter of 2023. Revenue from subscription services was $105.3 million, an increase of 7% compared to $98.8 million for the first quarter of 2023. Revenue from professional services, software licenses and other was $6.1 million, a decrease of 36% compared to $9.5 million for the first quarter of 2023.
•
GAAP operating loss was $(14.9) million, compared to $(15.4) million for the first quarter of 2023.
•
Non-GAAP operating income was $8.2 million, compared to $10.1 million for the first quarter of 2023.
•
GAAP net loss was $(20.1) million, compared to $(14.6) million for the first quarter of 2023. GAAP diluted net loss per share was $(0.49) based on 41.3 million diluted weighted average common shares outstanding, compared to $(0.36) for the first quarter of 2023, based on 40.3 million diluted weighted average common shares outstanding.
•
Non-GAAP net income was $8.0 million, compared to $10.8 million for the first quarter of 2023. Non-GAAP diluted net income per share was $0.18, based on 43.8 million diluted weighted average common shares outstanding, compared to $0.25 for the first quarter of 2023, based on 43.8 million diluted weighted average common shares outstanding.
•
Adjusted EBITDA was $13.7 million, compared to $15.9 million for the first quarter of 2023.
•
Cash flow from operations was an inflow of $2.1 million, compared to $20.6 million for the first quarter of 2023.
•
Adjusted for one-time cash payments related to our 2022 Strategic Realignment program, adjusted free cash flow was an inflow of $1.9 million, compared to $20.0 million for the first quarter of 2023.
•
Annualized Recurring Revenue (ARR) was $416 million, and 26 CEM customers were added during the quarter.
•
Deal metrics: 37 deals over $100,000; 6 deals over $500,000.

About Everbridge

Everbridge (Nasdaq: EVBG) empowers enterprises and government organizations to anticipate, mitigate, respond to, and recover stronger from critical events. In today’s unpredictable world, resilient organizations minimize impact to people and operations, absorb stress, and return to productivity faster when deploying critical event management (CEM) technology. Everbridge digitizes organizational resilience by combining intelligent automation with the industry’s most comprehensive risk data to Keep People Safe and Organizations Running™. For more information, visit https://www.everbridge.com/, read the company blog, and follow on LinkedIn. Everbridge… Empowering Resilience.

Key Performance Metric

Annualized Recurring Revenue (ARR) is defined as the expected recurring revenue in the next twelve months from active customer contracts, assuming no increases or reductions in the subscriptions from that cohort of customers. Investors should not place undue reliance on ARR as an indicator of future or expected results. Our presentation of this metric may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income/(loss), non-GAAP net income/(loss), non-GAAP net income/(loss) per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and adjusted EBITDA margin.

Non-GAAP operating income excludes amortization of acquired intangible assets, stock-based compensation and costs related to the 2022 Strategic Realignment. Non-GAAP net income excludes amortization of acquired intangible assets, stock-based compensation, costs related to the 2022 Strategic Realignment, accretion of interest on convertible senior notes and the tax impact of such adjustments. EBITDA represents net loss before interest income and interest expense, income tax expense and benefit and depreciation and amortization expense. Adjusted EBITDA represents EBITDA as further adjusted for stock-based compensation expense and costs related to the 2022 Strategic Realignment. Free cash flow represents cash provided by operating activities minus cash used for capital expenditures and capitalized software development costs. Adjusted free cash flow represents free cash flow as further adjusted for cash payments for the 2022 Strategic Realignment.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Everbridge's financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to more thoroughly analyze key financial metrics used to make operational decisions. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Cautionary Language Concerning Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: our proposed acquisition by entities affiliated with Thoma Bravo, L.P. (“Thoma Bravo”); our expectation regarding the timing and completion of the proposed acquisition by entities affiliated with Thoma Bravo; the effect of recent changes in our senior management team on our business; our ability to maintain effective internal control over financial reporting and disclosure controls and procedures, including our ability to remediate the material weakness in internal control over financial reporting in the anticipated timeframe, if at all; the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to successfully integrate businesses and assets that we may acquire; our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to attract, integrate and retain qualified personnel; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (SEC), including but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2023, which we filed with the SEC on February 27, 2024 and other subsequent filings with the SEC. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31,	December 31,
	2024	2023
Current assets:
Cash and cash equivalents	$121,432	$122,440
Restricted cash	2,097	2,120
Accounts receivable, net	101,720	119,389
Prepaid expenses	13,826	12,880
Deferred costs and other current assets	31,365	36,604
Total current assets	270,440	293,433
Property and equipment, net	7,369	8,305
Capitalized software development costs, net	31,334	31,630
Goodwill	512,545	517,184
Intangible assets, net	120,809	130,264
Restricted cash	790	811
Prepaid expenses	1,053	902
Deferred costs and other assets	44,123	43,356
Total assets	$988,463	$1,025,885
Current liabilities:
Accounts payable	$8,113	$15,013
Accrued payroll and employee related liabilities	30,987	32,824
Accrued expenses	18,003	36,346
Deferred revenue	248,511	242,789
Convertible senior notes, current	63,201	63,110
Other current liabilities	7,687	8,918
Total current liabilities	376,502	399,000
Long-term liabilities:
Deferred revenue, noncurrent	5,627	6,429
Convertible senior notes, noncurrent	296,989	296,561
Deferred tax liabilities	4,882	4,318
Other long-term liabilities	16,307	17,268
Total liabilities	700,307	723,576
Stockholders' equity:
Common stock	42	41
Additional paid-in capital	783,732	771,779
Accumulated deficit	(469,497)	(449,429)
Accumulated other comprehensive loss	(26,121)	(20,082)
Total stockholders' equity	288,156	302,309
Total liabilities and stockholders' equity	$988,463	$1,025,885

Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended
	March 31,
	2024	2023
Revenue	$111,429	$108,268
Cost of revenue	32,444	31,981
Gross profit	78,985	76,287
Gross margin	70.88%	70.46%
Operating expenses:
Sales and marketing	37,118	42,188
Research and development	22,848	25,004
General and administrative	31,541	24,466
Restructuring	2,344	21
Total operating expenses	93,851	91,679
Operating loss	(14,866)	(15,392)
Other income, net
Interest and investment income	1,084	1,737
Interest expense	(539)	(769)
Other income (expense), net	(396)	618
Total other income, net	149	1,586
Loss before income taxes	(14,717)	(13,806)
Provision for income taxes	(5,351)	(842)
Net loss	$(20,068)	$(14,648)
Net loss per share attributable to common stockholders:
Basic	$(0.49)	$(0.36)
Diluted	$(0.49)	$(0.36)
Weighted-average common shares outstanding:
Basic	41,330,475	40,274,069
Diluted	41,330,475	40,274,069
Other comprehensive income (loss):
Foreign currency translation adjustment	(6,039)	2,426
Total comprehensive loss	$(26,107)	$(12,222)

Stock-based compensation expense included in the above:
(in thousands)
	Three Months Ended
	March 31,
	2024	2023
Cost of revenue	$1,287	$1,655
Sales and marketing	4,067	4,747
Research and development	2,639	3,726
General and administrative	3,419	3,321
Total stock-based compensation	$11,412	$13,449

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended
	March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(20,068)	$(14,648)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	14,447	14,774
Amortization of deferred costs	4,860	4,514
Deferred income taxes	(35)	(501)
Accretion of interest on convertible senior notes	519	715
(Gain) loss on disposal of assets	1	(352)
Provision for credit losses and sales reserve	441	1,635
Stock-based compensation	11,412	13,449
Changes in operating assets and liabilities:
Accounts receivable	17,853	11,994
Prepaid expenses	(1,097)	(2,465)
Deferred costs	(4,621)	(5,909)
Other assets	3,000	(597)
Accounts payable	(6,539)	(1,732)
Accrued payroll and employee related liabilities	(1,837)	(1,652)
Accrued expenses	(18,343)	(797)
Deferred revenue	4,316	3,589
Other liabilities	(2,167)	(1,442)
Net cash provided by operating activities	2,142	20,575
Cash flows from investing activities:
Capital expenditures	(247)	(575)
Proceeds from landlord reimbursement	2,006	—
Proceeds from sale of assets	13	4,289
Additions to capitalized software development costs	(3,958)	(4,112)
Net cash used in investing activities	(2,186)	(398)
Cash flows from financing activities:
Payments associated with shares withheld to settle employee tax withholding liability	(2,164)	(1,866)
Proceeds from employee stock purchase plan	1,853	2,546
Proceeds from stock option exercises	53	1,263
Other	(18)	(19)
Net cash provided by (used in) financing activities	(276)	1,924
Effect of exchange rates on cash, cash equivalents and restricted cash	(732)	63
Net increase (decrease) in cash, cash equivalents and restricted cash	(1,052)	22,164
Cash, cash equivalents and restricted cash—beginning of period	125,371	201,594
Cash, cash equivalents and restricted cash—end of period	$124,319	$223,758

Reconciliation of GAAP measures to non-GAAP measures

(unaudited)

The following table reconciles our GAAP gross profit to non-GAAP gross profit (in thousands):

	Three Months Ended
	March 31,
	2024	2023
Gross profit	$78,985	$76,287
Amortization of acquired intangibles	1,521	2,385
Stock-based compensation	1,287	1,655
2022 Strategic Realignment	65	341
Non-GAAP gross profit	$81,858	$80,668

The following table reconciles our GAAP gross margin to non-GAAP gross margin(1):

	Three Months Ended
	March 31,
	2024	2023
Gross margin	70.9%	70.5%
Amortization of acquired intangibles margin	1.4%	2.2%
Stock-based compensation margin	1.2%	1.5%
2022 Strategic Realignment margin	0.1%	0.3%
Non-GAAP gross margin	73.5%	74.5%

(1) Columns may not add up due to rounding.

The following table reconciles our GAAP operating loss to non-GAAP operating income (in thousands):

	Three Months Ended
	March 31,
	2024	2023
Operating loss	$(14,866)	$(15,392)
Amortization of acquired intangibles	8,583	9,648
Stock-based compensation	11,412	13,449
2022 Strategic Realignment	3,083	2,405
Non-GAAP operating income	$8,212	$10,110

The following table reconciles our GAAP net loss to non-GAAP net income:

	Three Months Ended
	March 31,
	2024	2023
Net loss	$(20,068)	$(14,648)
Amortization of acquired intangibles	8,583	9,648
Stock-based compensation	11,412	13,449
2022 Strategic Realignment	3,083	2,404
Accretion of interest on convertible senior notes	519	715
Income tax adjustments	4,444	(737)
Non-GAAP net income	$7,973	$10,831

Reconciliation of GAAP measures to non-GAAP measures (Continued)

(unaudited)

The following table reconciles our GAAP net loss per basic share to non-GAAP net income per basic share(1):

	Three Months Ended
	March 31,
	2024	2023
Net loss per basic share⁽ᵃ⁾	$(0.49)	$(0.36)
Amortization of acquired intangibles per basic share⁽ᵇ⁾	0.21	0.24
Stock-based compensation per basic share⁽ᵇ⁾	0.28	0.33
2022 Strategic Realignment per basic share⁽ᵇ⁾	0.07	0.06
Accretion of interest on convertible senior notes per basic share⁽ᵇ⁾	0.01	0.02
Income tax adjustments per basic share⁽ᵇ⁾	0.11	(0.02)
Non-GAAP net income per basic share⁽ᵇ⁾	$0.19	$0.27

(1) Amounts may not add up due to rounding.

The following table reconciles our GAAP net loss per diluted share to non-GAAP net income per diluted share(1):

	Three Months Ended
	March 31,
	2024	2023
Net loss per diluted share⁽ᵃ⁾	$(0.49)	$(0.36)

Amortization of acquired intangibles per diluted share⁽ᵇ⁾	0.20	0.22
Stock-based compensation per diluted share⁽ᵇ⁾	0.26	0.31
2022 Strategic Realignment per diluted share⁽ᵇ⁾	0.07	0.05
Accretion of interest on convertible senior notes per diluted share⁽ᵇ⁾	0.01	0.02
Income tax adjustments per diluted share⁽ᵇ⁾	0.10	(0.02)
Non-GAAP net income per diluted share⁽ᵇ⁾	$0.18	$0.25

(1) Amounts may not add up due to differences in GAAP and non-GAAP net income (loss) and diluted shares.

(a) GAAP weighted-average common shares outstanding:
Basic	41,330,475	40,274,069
Diluted	41,330,475	40,274,069
(b) Non-GAAP weighted-average common shares outstanding:
Basic	41,330,475	40,274,069
Diluted	43,792,612	43,767,021

GAAP diluted weighted-average shares include dilutive potential common shares related to stock-based compensation grants. Non-GAAP diluted weighted-average shares include dilutive potential common shares related to convertible notes and stock-based compensation grants.

Reconciliation of GAAP measures to non-GAAP measures (Continued)

(unaudited)

The following tables reconcile our GAAP net loss to EBITDA and adjusted EBITDA, net cash provided by operating activities to free cash flow and adjusted free cash flow and net loss margin to EBITDA margin and adjusted EBITDA margin (dollars in thousands):

	Three Months Ended
	March 31,
	2024	2023
Net loss	$(20,068)	$(14,648)
Interest and investment expense, net	(545)	(968)
Provision for income taxes	5,351	842
Depreciation and amortization	14,447	14,774
EBITDA	(815)	—
Stock-based compensation	11,412	13,449
2022 Strategic Realignment	3,083	2,404
Adjusted EBITDA	$13,680	$15,853

Net cash provided by operating activities	$2,142	$20,575
Capital expenditures	(247)	(575)
Capitalized software development costs	(3,958)	(4,112)
Free cash flow	(2,063)	15,888
Cash payments for 2022 Strategic Realignment	3,923	4,121
Adjusted free cash flow	$1,860	$20,009

Net loss margin	(18.0)%	(13.5)%
Interest and investment expense, net margin	(0.5)%	(0.9)%
Provision for income taxes margin	4.8%	0.8%
Depreciation and amortization margin	13.0%	13.6%
EBITDA margin	(0.7)%	—
Stock-based compensation margin	10.2%	12.4%
2022 Strategic Realignment margin	2.8%	2.2%
Adjusted EBITDA margin	12.3%	14.6%
(margin % columns may not add up due to rounding)

Remaining Performance Obligations as of March 31, 2024

(in millions)

	Remaining Performance Obligations	Remaining Performance Obligations Next Twelve Months
Subscription and other contracts	$488	$302
Professional services contracts	10	9

Everbridge Contacts:

Investors:

Nandan Amladi

Investor Relations

nandan.amladi@everbridge.com

617-665-7197

Media:

Jeff Young

Media Relations

jeff.young@everbridge.com

781-859-4116

Source: Everbridge, Inc.